Account No. 467057

                                    The account no. is intended for
                                    filing/internal use by the bank
                                    only and does not form part of this
                                    guarantee.

Details of the customer (the Debtors):

                         Identity No./
   Name                  Corporate No.      Address
   ----                  -------------      -------
1. PEC Israel Finance    51-025204-2        3 Daniel Frisch St., Tel-Aviv
    Corporation Ltd.

Details of guarantors:
(Guarantor's name to be inserted only at the time of signing this guarantee)

                         Identity No./
   Name                  Corporate No.      Address
   ----                  -------------      -------
1. PEC Israel Economic                      511 Fifth Avenue
    Corporation                             New York, New York 10017, USA
                                            with a copy c/o:
                                            Discount Investment Corporation Ltd.
                                            14 Beth Hashoeva Lane,
                                            Tel-Aviv, Israel
                                            Attn: Managing Director
TO:
The First International Bank of Israel Ltd.

                               SPECIFIC GUARANTEE

Preamble

Whereas PEC Israel Finance Corporation Ltd. (hereinafter: "the Debtors") are indebted and/or may become indebted from time to time to The First International Bank of Israel Ltd. (hereinafter: "the Bank") pursuant to in terms and conditions as in the form attached a copy of which is attached hereto and forms an integral part hereof (hereinafter: "the main agreement"), and shall be signed by the Debtors not later than February 17, 1999.

NOW THEREFORE the undersigned hereby jointly and severally guarantee, engage, declare, agree and undertake towards the Bank as follows:

General

1.    a)    The preamble to this instrument forms an integral part
            thereof.

      b) Reference to the signatories hereof shall be deemed to include and to refer to the signatories hereof or to whomsoever of them including their successors, the executors of their wills and the administrators of their estates and all the attorneys or representatives of whomsoever of them.

      c) The term "the Debtors" and reference to the same shall be deemed to include and refer to the Debtors or to whomsoever of them, including their successors, the executors of their wills and the administrators of their estates and all the attorneys or representatives of whomsoever of them.

      d) The term "the Bank" includes each and every one of the Bank's branches or offices existing at the date hereof and/or which may be opened henceforth in any place, the attorneys and representatives of the Bank and any company or body with whom the bank may become amalgamated in any form whatsoever.

      e)    The term "bill" includes all negotiable instruments whatsoever.

      f) Unless the context otherwise requires, the singular shall include the plural and vice-versa, and the masculine shall include the feminine and vice-versa.

      g) If this instrument shall be signed by two or more persons, it shall be binding upon them jointly and severally.

      h) The headings hereof are for convenience of reference only and they do not constitute a means for construing or interpreting this instrument.

The Secured amounts

2. The undersigned hereby jointly and severally guarantee to pay to the Bank from time to time on demand all amounts due or which may become due to the Bank from the Debtors under the main agreement or any agreement amending or replacing the same; all the amounts secured hereby are hereinafter referred to as "the secured amounts".

Payment demand

3. The Bank may at any time demand of the undersigned to pay the secured amounts, in whole or in part, in one or more payments without being required to demand payment from the Debtors beforehand and without being required to realize any other security beforehand, and the undersigned hereby undertake to pay to the Bank from time to time such sum not exceeding the secured amounts as the Bank may demand within seven days of the Bank's first written demand provided, however, that all amounts requested to be paid are due and payable under the main agreement. Any amount demanded by the Bank from the aforesaid which is not paid to the Bank within 7 days from the date of demand shall carry interest from the date of demand until actual payment (even if payment is made after a claim has been filed or judgment has been entered against the Debtors and/or the undersigned) at the highest rate prevailing in the Bank from time to time in respect of debit balances on current debit accounts (in Israel currency or foreign currency as the case may be) which have not been paid when due, calculated by the Bank and accrued to principal at the end of each March, June, September and December in every year or at the end of such other period at the Bank's sole discretion, or at the maximum interest applicable to arrears in the payment of such sum pursuant to the main agreement or any agreement amending or replacing the same, whichever rate shall be chosen by the Bank. The bank's written confirmation of the aforementioned rate of interest shall serve as proof against the guarantors of the particulars contained therein.

Irrevocable guarantee

4. This guarantee is irrevocable and shall not be cancelled and/or amended in any manner as the rights, inter alia of the Bank, are dependent thereon.

Void payments and securities

5. Notwithstanding the foregoing provisions, the undersigned hereby agree, whether the Bank confirms to the undersigned that their liability has terminated or whether the Bank has made any arrangement whatsoever with the undersigned, that in the event any payment received or to be received by the Bank from any source on account of the secured amounts or any collateral or surety given or to be given to the Bank by the Debtors or by the undersigned or by any other person before the confirmation or execution of an arrangement shall be deemed to be void by virtue of the provisions of any law including the provisions of any law relating to bankruptcy and liquidation that shall be in force at such time and/or in the event of the Bank being ordered by a court of law of repay to any person or body any amount which has been paid to the Bank in settlement of the amounts secured or on account thereof, the undersigned shall be liable to the Bank for payment of the secured amounts as if the confirmation or arrangement as aforesaid has never been given or made, as the case may be.

Change of name or constitution

6. Where the undersigned and/or the Debtors constitute any legal body whether incorporated or unincorporated, or a committee or a firm, or a partnership or a trustee, or a board of trustees or executor of a will or administrator of an estate, or operate a joint account at the Bank, or constitute an organization, or any body comprising any combination of one or more of the above bodies, then the obligations of the undersigned shall not be affected by any alteration of name, structure or composition of the undersigned or of the Debtors (as the case may be), and without derogating from the generality of the aforesaid, the obligations of the undersigned shall continue to have full effect as if the undersigned or the Debtors (as the case may be) having the different and/or new name, structure or composition existed under the same name, structure of composition on the day this instrument was executed.

Undertaking to indemnify

7. Without affecting or derogating from the provisions herein contained and in addition hereto, this instrument shall constitute an undertaking of indemnity and the undersigned hereby undertake to indemnify the Bank up to the secured amounts for any damage, expenses and loss of money which may be caused to the Bank arising from the secured amounts and such indemnification shall apply, mutatis mutandis, in accordance with the provisions herein contained.

Bills

8. If the Bank holds or shall be the holder of bills, signed, endorsed or guaranteed by the undersigned with respect to secured amounts under the main agreement, the undersigned hereby exempt the Bank from all the duties of holder of any bill such as presentment for acceptance or for payment, notice of dishonour or protest, and the signatures, the endorsements and the guarantees contained in any such bill or any other negotiable instruments shall remain in force until payment has been made without need of any formality whatsoever. Moreover the undersigned hereby waive in advance any claim of prescription in connection with such bills and other negotiable instruments.

Waiver

9. The undersigned hereby waive irrevocably and absolutely any claim that they have or are likely to have against the Bank in connection with their obligations under this guarantee owing to prescription, death or the legal incapacity of the Debtors or any of them or of the undersigned or any of them and/or the legal disability or lack of authority of the Debtors to borrow monies or to enter into the main agreement or to amend or change it or to enter into any agreement replacing it or to enter into any agreement or undertaking or to execute any instrument and/or the legal disability or lack of authority of the undersigned to give this guarantee and/or on the strength of a contention that the Debtor or any of the undersigned have become bankrupt or have been wound-up or have made an arrangement with creditors (including an arrangement made by the court) and/or a contention that the debiting of the Debtors and/or of any of the undersigned is not valid for any reason whatsoever (except with respect to any amount actually paid by the undersigned under this Guarantee) and/or owing to the fact that the Bank is unable to pursue a claim against the Debtors or any of the undersigned for any reason whatsoever, and in any of the above-mentioned cases the Bank shall be entitled to demand from the undersigned the secured amounts in full.

      Without prejudice to the foregoing, if the Bank shall for any reason not be entitled to claim all or part of the secured amounts from the undersigned on the strength of their guarantee, the undersigned shall be liable to pay such sums as principal debtors.

Additional security

10. If the bank has accepted or shall accept other or additional security from any person or body, then this guarantee shall be in addition to such other or additional security and shall not depend upon them and shall not affect them nor be affected by them. Each and every one of the undersigned hereby confirms that it is his intention to be liable for the full amount of the guarantee irrespective of whether other guarantors have given their guarantee with him or not, and even if it has been agreed between him and the Bank that others shall give their guarantee together with him, and some or all of the others have not given their guarantee together with him for any reason whatsoever. The undersigned shall not be entitled to receive or to claim or to benefit from any security or charge held or which may be held by the Bank in the future in respect of all or part of the secured amounts, or to claim or to receive part of such security or to have recourse to other guarantors who from time to time have guaranteed towards the Bank the payment of all or part of the secured amounts, unless the Bank shall agree thereto in advance and in writing. Without placing any obligation upon the Bank in respect thereof, it is hereby agreed that all the expenses entailed in such a transfer shall be borne by the transferees. Any security which the Bank holds and/or may hold with regard to the undersigned, and/or on their behalf and/or in their name in any form or manner, shall also serve as security for the discharge of the obligations herein contained, without the Bank being obliged to realize any of the said security.

Changes in the obligation or security

11. The obligations of the undersigned herein contained shall remain in full force even if the Bank, either with or without the consent of the undersigned, and even without notification to them at the Bank's own discretion:

      a) will grant any extension or concession to the Debtors or to any person liable with them or for them, whether as a guarantor or in any other way, including whomsoever of the undersigned, or will cause the non-fullfilment of any obligation for which the undersigned are liable or have engaged to guarantee.

      b) will discontinue, vary or renew any credit or loan or guarantee or any other banking facility which it has extended or will extend to the Debtors, and will discontinue, vary or renew any of the provisions of such credit, loan guarantee or banking facility.

      c) will accept, alter, invalidate, exchange, discharge, renew, correct or refrain from executing or from realising bills, negotiable instruments, sureties, guarantees and/or other securities, held and/or which may be held by the Bank, whether obtained from the undersigned or from other persons whether as a result thereof damage will be caused to the undersigned or not.

      d) will compromise or come to any arrangement with the undersigned or with the Debtors or with other parties or with any of them, or with any other person jointly liable with the undersigned or with the Debtors or with any of their guarantors.

      e) will relieve any of the undersigned from all or part of their obligations hereunder and/or may accept any participation or will make any arrangement with the undersigned or the Debtors or with whomsoever of them.

      f) in the event of any variation in any of the Debtors' obligations in respect of the secured amounts or in any of the conditions thereof, whereby the amount of the obligation is neither increased nor decreased, the obligation of the undersigned shall be varied in accordance therewith at the absolute discretion of the Bank, and the undersigned shall not exercise the option given to them under
            Section 5(c) of the Law of Guarantee 5727-1967 or under any other enactment amending or replacing the said section.

Defect in the obligation or security

12. The obligations hereunder shall not be affected by the Bank not having received or not receiving any particular security or guarantee as collateral for the discharge of the secured amounts or any part of them or owing to any defect or fault now existing or that may exist in or in connection with any security or guarantee as aforesaid which the Bank has obtained or may obtain or in the main agreement or any amendment thereof or in any agreement replacing the same or in connection with any debt or obligation of the Debtors towards the Bank or arising out of any agreement made or to be made in or in connection with secured amounts or part thereof.

Prohibition on the acceptance of security

13. The undersigned hereby declare that they have not received any security whatsoever from the Debtors against this guarantee or in connection therewith and they undertake not to receive any such security otherwise than with the prior written consent of the Bank. If it shall transpire that the undersigned have received or shall receive such security without the Bank's consent as aforesaid, the amount for which they are liable shall be increased proportionately by the amount which the Bank will not recover from the Debtors as a result of the receipt of security by the undersigned as aforesaid.

Recourse to debtors

14. The undersigned agree that without the prior written consent of the Bank they shall not be entitled to claim from or to take any steps whatsoever against the Debtors or to prove their debt in the bankruptcy or winding-up of the Debtors and/or to claim in competition with the Bank in respect of or in connection with the secured amounts paid or demanded or that are likely to be demanded to be paid to the Bank. If the secured amounts have been paid to the Bank in full and provided that such secured amounts are not subject to repayment by the Bank, then the undersigned may claim from or take any steps whatsoever against the Debtors.

Bankruptcy, liquidation or arrangement

15. In the event of bankruptcy or winding-up or some other similar arrangement of the Debtors with their creditors, the Bank may (notwithstanding any payment to the Bank by the undersigned or by any other person, of part of the secured amounts) claim the full amount owing to the Bank as a creditor in the bankruptcy or in the winding-up or in any such arrangement, or may agree to any payment in settlement and may receive such payment as if this security did not exist, and the undersigned undertake not to claim in such cases in competition with the Bank until such time as the Bank may receive the full amount of its claim against the Debtors.

Possession, lien and set-off

16. For such time as the undersigned shall owe or may be liable to owe monies to the Bank under these presents or shall be contingently liable therefor, the Bank shall have the right to possession, set-off and to a banker's lien against all the amounts which it may hold at any time to the credit of the undersigned in any account whatsoever and over any asset (including, without derogating from the generality of the aforesaid term, gold, securities, bills, coins, bank notes, documents in respect of goods, insurance policies, assignments of debt, negotiable instruments of all kinds, deposits, charges, mortgages and other rights) held and/or which may be held standing and/or which may be standing at the disposal of, and/or on behalf of the undersigned by the Bank in any way or manner including such as have been delivered or which may he delivered to the Bank for collection and/or for security and/or of safe-keeping and/or in any other way, and over their countervalue.

      The Bank may at any time and from time to time but only in the event that any amount owed by the Debtors is not paid when becoming due and payable under the main agreement make whatever use of any asset to which the aforesaid lien shall apply, including the collection and sale at any price and on any conditions as the Bank may deem fit, and make use from time to time of the countervalue (in whole or in part) obtained as a result of or in connection with such use and/or collection and/or sale, for the part or full payment of the secured amounts. In the execution of the aforesaid, the Bank may take all legal steps or otherwise, as it may deem necessary. All the expenses involved in the said use and/or sale and/or legal steps, shall be borne by the undersigned and the Bank may debit them to the account of the undersigned. In case of collection of bills by the Bank, the Bank may transfer and discount the bills with others, may take all legal and other steps required for the collection of the bills, may debit the account of the undersigned with the costs of collection, settle with the signatories, endorsers or guarantors, or make any concession to them, accept part consideration of the bills for the full or partial payment of the secured amounts.

Debit of accounts

17. The Bank may from time to time and at any time that it deems fit and at its absolute discretion, but only in the event that any amount owed by the Debtors is not paid when becoming due and payable under the main agreement, debit any account of the undersigned with the secured amounts or any part thereof whether such account exists or is opened by the Bank for this purpose, and whether such account be debitory or shall become debitory as a result of such debit, and the debit balance, if any, shall carry interest as stated in clause 3 above.

General payments

l8. Any amount and/or any payment, in whatever form, which the Bank may receive from the Debtors or from any person other than the undersigned, or other assets or from the realisation of any right and/or security in whatever manner with the aim of reducing the secured amounts irrespective of whether such amounts and/or payments were rendered or paid before, on or after the date of payment of all or part of the secured amounts, shall be deemed to be a general payment on account of the secured amounts and the Bank may hold them pending or in suspense account for so long as the Bank deems fit without being obliged to employ them in reduction of the secured amounts (except with respect to any secured amounts becoming due and payable) even if the amount and/or payment have been designated for such purpose by the person so entitled to designate them in his accounts or in general, provided that any payment from the undersigned shall reduce the secured amounts.

Appropriation of payments

19. The Bank may from time to time at its absolute discretion, credit any amount it has received and/or may receive in respect of the secured amounts whether before, on or after the date of payment of all or part of the secured amounts, in any manner or way from and/or on behalf of and/or on account of the Debtors and/or by the realisation of any right and/or security in the possession or which may come into the possession of the Bank, in favour of any account as the Bank may decide and/or on account of any amount due or which may become due to the Bank and/or on account of the interest and/or principal and/or damages and/or costs and/or charges and/or additional sums owing to linkage or partly to one or any of the foregoing, and may transfer any amount credited to the Debtors in whichever account to any other account so chosen by the Bank, provided that any amount received by the Bank in respect of the secured amounts shall reduce any part of the secured amounts becoming due and payable under the main agreement, and the undersigned shall have no rights to claim and/or benefit from any amount which has been received and/or may be received and/or which may be debited and/or transferred and/or credited by the Bank as aforesaid or in any other way for the purpose of reducing the secured amounts, provided that any payment received from the undersigned shall be applied to reduce the secured amounts. The undersigned may not rely on Sections 49 and 50 of the Contracts (General Part) Law 5733-1973 or upon any legal provisions amending or replacing the same.

Expenses

20. All expenses involved in any proceedings concerning this guarantee or in connection therewith as well as claims made hereunder or in its realisation or enforcement including advocates' fees shall be borne by the undersigned and they too will be secured by this guarantee.

Severance of claims

21. The Bank may sever its claims for payment of the secured amounts due or that may be due to the Bank from the undersigned whether such claims are based on the same or on different causes of action any it may claim payment of such sums in several parts each part being considered a separate cause of action.

Bank entries

22. All entries in the Bank's books and accounts shall be acceptable to the undersigned and copies of the Debtor's accounts or any part of them or of the last page thereof or a certificate signed by the Bank concerning the state of the account shall serve as prima facie proof to the undersigned of the details appearing therein.

      In this instrument "the Bank's books" shall mean and include every book, register, statement of account, instrument of undertaking, note, card index, sheet, copies of any of the foregoing, spools, any means of storing data for the purposes of electronic computers and any other means whatsoever for storing data.

      "Entries" shall mean every entry, copy entry or a handwritten copy whether entered by typewriter or filed by the printer, duplicator, photocopier (including microfilm) or by any mechanical, electrical or electronic means or by electronic computer entry or by any other means of entry.

Addresses

23. The addresses of the undersigned are as specified above or any other address in Israel of which notice has been given to the Bank by registered letter the receipt of which has been confirmed by the Bank in writing. Any notice, demand or other document whatever (including a negotiable document) which may be despatched by the Bank to the undersigned by ordinary mail or in any other manner to the above address, or to the latest address notified to the Bank, shall be deemed to have been received by the undersigned within 72 hours of its delivery to a Post Office in Israel even if returned by the Post Office for whatever reason. A written declaration by a clerk of the Bank as to the contents of a notice, its delivery to the Post Office and the time of despatch shall serve as proof of the foregoing facts.

      All notices from the undersigned to the Bank concerning the guarantee shall be sent to the Bank at the following address:

      (Address of branch) 9 Ahad Ha'am St., Tel-Aviv, Israel.

Place of jurisdiction

24. The undersigned hereby elects the city of Tel--Aviv as the place of jurisdiction for all the purposes hereof however nothing herein contained shall affect the right of the Bank to apply to any other competent court.

Israel Law

25. This guarantee shall be governed by and construed in accordance with the laws of the State of Israel.

Assignment

26. The undersigned hereby irrevocably give their consent to the effect that the Bank may, at any time and from time to time in its absolute discretion and in any manner whatsoever, assign all or any of its rights arising under this instrument, to whomever the Bank shall assign its rights in connection with the secured amounts.

Saving of rights

27. The undersigned hereby waive notice in respect of breach of any of the provisions hereunder. A waiver by the Bank in favour of the undersigned in respect of a prior breach hereunder shall not be construed as a justification for or a further breach. The undersigned hereby agree that in any case where the Bank does not forthwith use its rights arising from or connected with this instrument, such delay shall not be deemed to be a waiver of those rights or any agreement or admittance on the part of the Bank or any precedent and the Bank may use the rights arising from or connected with this instrument and/or by virtue of law at any time as it deems fit.

Signature on documents

28. The undersigned undertake to sign any document or form as the Bank may demand if and when all or part of the laws of Israel require or may require, at the absolute discretion of the Bank, the undersigned to sign any document or form for the purpose of giving to all the provisions hereof full force and effect or for the purpose of their remaining so.

Supplemental guarantee

29. This guarantee is a supplemental guarantee and does not replace any guarantee given to the Bank for the Debtors by the undersigned.

Additional security

30. This guarantee is the property of the Bank and the undersigned shall not be entitled to obtain the same even if the secured amounts have been paid to the Bank in full and/or their liability hereunder has been terminated. Upon the undersigned request, and after all secured amounts have been paid in full, the Bank shall confirm in writing to the undersigned that the Guarantee is null and void.

31. See "Rider" and "Exhibit A" which are attached hereto and forms an integral part hereof.

                                                                      Authentication by
                                                                      bank officer
Name of Guarantor   Signature          Address                        Date  Name  Signature
-----------------   ---------          -------                        ---------------------

1. PEC Israel Economic                 511 Fifth Avenue
    Corporation                        New York, N.Y. 10017
                                       U.S.A.

By Authorised Signatories:                                            Signatures are hereby authenticated

Name:/s/ Frank J. Klein    I.D. No:                                   /s/ James I. Edelson
     --------------------          --------                           -----------------------
     Frank J. Klein, President                                        James I. Edelson, Attorney

Name: /s/ William Gold     I.D. No:
      ------------------           -------
      William Gold, Treasurer

                                      Rider

Governing law and jurisdiction

      a) This instrument and all certificates, approvals and notices to be given in connection therewith shall be governed by, construed and interpreted in accordance with the laws of the State of Israel.

      b) We hereby irrevocably agree that the courts of Israel shall have jurisdiction to hear and determine any suit, action or proceeding, and to settle any disputes, which may arise out of or in connection with this agreement and, for such purpose irrevocably submit to the jurisdiction of such courts.

      c) We irrevocably waive any objection which we might have now or hereafter to the courts referred to in sub-clause (b) above being nominated as the forum to hear and determine any suit, action or proceeding, and to settle any disputes which may arise out of or in connection with this agreement and agree not to claim that any such court is not a convenient or appropriate forum.

      d) In connection with any suit, action or proceeding in Israel, we agree that the process by which my suit, action or proceeding is begun may be served on us by being delivered to Discount Investment Corporation Ltd. whose address is 14 Beth Hashoeva Lane, Tel-Aviv, Israel Attn: Legal Counsel (hereinafter: the "Process Agent").

      e) Our appointment of the aforementioned Process Agent is irrevocable and we undertake to notify you promptly of any change of address of the agent. We shall deliver to you a Form of Acceptance in the form of Exhibit "A" duly signed by the Process Agent.

      f) The submission to the jurisdiction of the courts referred to in sub-clause (b) above shall not (and shall not be construed so as to) limit the right of the Bank to take proceedings against us in any other court of competent jurisdictions shall the taking of proceedings in any one or more jurisdictions preclude the taking of proceedings in any other jurisdictions, whether concurrently or not.

      g) We hereby consent generally in respect of any legal action or proceedings in the courts or other judicial authority arising out of or in connection with this agreement to the giving of any relief or the issue of any process in connection with such action or proceeding including, without limitation, the making, enforcement or execution against any assets or property whatsoever (irrespective of its use or intended use) or any order or judgement which may be made or given in such action or proceeding.

      h) We irrevocably consent to the service of process out of the aforesaid courts in any such action or proceedings by the mailing of copies thereof by registered or certified airmail stage prepaid to us at our above mentioned address. Such service became effective 30 days after mailing. Nothing herein shall affect the right to serve process in any other manner permitted by law.

Taxes

      All amounts payable by us to you in connection with this guarantee will be paid by us in full without set-off, deduction or withholding at source of any amount in respect of any present of future taxes, fees, duties or similar charges of whatsoever nature imposed on us in connection with the payment of sums due from us in connection with this guarantee. Should any such taxes, duties or similar charges be deducted or withheld at source, we shall forthwith pay to you such additional amounts as will result in your immediate receipt of the full amount which would have been received had no such deduction or withholding been made.


                                        /s/ Frank J. Klein, President
                                        ----------------------------------------
                                        PEC Israel Economic Corporation


                                        Signature is hereby authenticated:


                                        /s/ James I. Edelson
                                        ----------------------------------------
                                        James I. Edelson, Attorney

                                   EXHIBIT "A"

             FORM OF ACCEPTANCE BY THE AGENT FOR SERVICE OF PROCESS

                                                         Date:

To:
The First International Bank of Israel Ltd.
Tel-Aviv Main Branch
Israel

Dear Sirs,

We understand that, pursuant to a specific guarantee dated ___________, of PEC Israel Economic Corporation for PEC Israel Finance Corporation Ltd. (a copy of which has been supplied to me), we have been irrevocably appointed agent of the Guarantor to receive of process or other legal summons. We hereby irrevocably accept such appointment.

We undertake to advise you immediately of any change in our address.

                                        Yours Truly,


                                        -------------------------------

Name:  Discount Investment Corporation Ltd.
Address: 14 Beth Hashoeva Lane, Tel-Aviv, Israel
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THE FIRST INTERNATIONAL BANK OF ISRAEL LTD.                  A Satra Bank

                               NOTICE TO GUARANTOR

         (Continuing Guarantee limited in amount or Specific Guarantee)

To: Guarantor's name: PEC Israel Economic Corporation     Date:_______________

    Identity No.:________________

      |X|   Specific Guarantee

            Further to the Specific Guarantee signed by you as security for payment of the obligations of PEC Israel Finance Corporation Ltd. (hereinafter: the "debtor") towards The First International Bank of Israel Ltd. (hereinafter: the "bank") pursuant to the Main Agreement as defined in the guarantee (hereinafter the "debtor's obligations"), and we also wish to point out that:

      |_|   1.    you are "sole guarantor of an obligation" within the meaning of Ch.3 of the Guarantee Law - 1967

            2. the total number of guarantors of the debtor's obligations is: 1

            3.    your share of the debtor's obligations is:

                  |X| 100% of the debtor's obligations but not exceeding the guarantee amount

                  |_| ___________ of the debtor's obligations, but not exceeding the guarantee amount

            4.    The guarantee is security for:

                  |_| an existing debt (including future obligations as stated above)

                  |X|   a loan taken in lieu of an existing debt
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                                      -2-


            5.    The debtor:

                  |_|   is current with his debt repayments

                  |_|   is not current with his debt repayments

                  |_| is a "restricted customer" within the meaning of the Cheques without Cover Law - 1981

            6.    The guarantee is given in lieu of:

                  |_|   the guarantee of shareholders of a debtor entity

                  |_|   the guarantee of a director of a debtor entity

                  |_| the guarantee of a spouse of shareholder in a debtor entity

                  |_| the guarantee of a spouse of a director of a debtor entity

      |_|   7. The debtor's outstanding obligations exceed the guarantee amount

            8.    Other material information:___________________________________

                  ______________________________________________________________

|_| Place a [check mark] in the relevant box

                                        Yours faithfully,

                                   The First International Bank of Israel Ltd.
                                             Tel-Aviv Main Branch

               I hereby confirm receipt of the above information

                                        PEC Israel Economic Corporation

                                        By: /s/ Frank J. Klein, President
                                           -------------------------------------
                                            Guarantor's signature

                                        Signature is hereby authenticated

                                        /s/ James I. Edelson
                                        ----------------------------------------
                                        James I. Edelson, Attorney